                                    ANNEXURE
                                    --------


CONDITION 1A: POWER TO BRING CONDITIONS INTO EFFECT
---------------------------------------------------



1. The Conditions to which this paragraph applies shall not come into effect until the Secretary of State has made a direction specifying a date on which they come into effect and served a copy of the direction on the Licensee (but the date so specified may be the same date as that on which this Condition comes into effect or if later that on which a copy of the direction is so served).



2. The Secretary of State may make more than one direction under paragraph 1, and may bring different Conditions or parts of Conditions into force at different times.



3.       The Conditions to which paragraph 1 applies are:



         Condition 4C    (Prohibition of cross-subsidies and of discrimination
                         in selling electricity)

         Condition 15A   (Balancing and Settlement Code and NETA Implementation)

         Condition 15B   (Change Co-ordination for NETA)

         Condition 15C   (Pooling and Settlement Agreement Run-off)



4. The Conditions to which this paragraph applies (or parts of them) shall cease to have effect on such date as is specified in a direction made by the Secretary of State pursuant to this paragraph, a copy of which has previously been served on the Licensee (but the date so specified may be

Seeboard plc                                   Public Electricity Supply Licence
         the same date as that on which this Condition comes into effect or if later that on which a copy of the direction is so served).



5. The Secretary of State may make more than one direction under paragraph 4, and may direct that different Conditions or parts of Conditions cease to have effect on different dates.



6.       The Conditions to which paragraph 4 applies are:

         Condition 1    (Interpretation)

         Condition 4    (Prohibition of cross-subsidies and of discrimination
                        in electricity sale contracts)

         Condition 10   (Generation Security Standard)

         Condition 15   (Pooling and Settlement Agreement)

Seeboard plc                                   Public Electricity Supply Licence

CONDITION 4C: PROHIBITION OF CROSS-SUBSIDIES AND OF DISCRIMINATION IN SELLING
-----------------------------------------------------------------------------
              ELECTRICITY
              -----------


1. The Licensee shall procure that no Separate Business gives any cross-subsidy to, or receives any cross-subsidy from, any other business of the Licensee or an affiliate or related undertaking of the Licensee (whether or not a Separate Business).



2. The Licensee shall not, and shall procure that any affiliate or related undertaking of the Licensee shall not, sell or offer to sell electricity to any one purchaser or person seeking to become a purchaser on terms as to price which are materially more or less favourable than those on which it sells or offers to sell electricity to comparable purchasers. For these purposes regard shall be had to the circumstances of the sale to such purchasers including (without limitation) volumes, load factors, conditions of interruptibility and the dates and durations of the relevant agreements.



3. For the purposes of paragraph 2, references to selling or sale of electricity:



         (a)      do not include sale by way of supply to premises;

         (b) include entering into or disposing of the benefit of a contract, which has (or taken together with any other arrangement has) the commercial effect of selling electricity, by conferring rights or obligations (including rights or obligations by way of option) in relation to or by reference to the sale, purchase or delivery of electricity at any time or the price at which electricity is sold or purchased at any time,

Seeboard plc                                   Public Electricity Supply Licence
         and "purchaser", "purchasing" and "purchase" shall be construed accordingly.



4. This Condition or parts of it shall not come into effect until the date specified in a direction to that effect made pursuant to paragraph 1 of Condition 1A.

Seeboard plc                                   Public Electricity Supply Licence

CONDITION 15A: BALANCING AND SETTLEMENT CODE AND NETA IMPLEMENTATION
--------------------------------------------------------------------



1. The Licensee shall be a party to the BSC Framework Agreement and shall comply with the BSC.



2. The Licensee shall comply with the programme implementation scheme established in accordance with paragraph 3 as modified from time to time in accordance with paragraph 5.



3. The programme implementation scheme shall be a scheme designated by the Secretary of State setting out the steps, including without limitation steps as to the matters referred to in paragraph 4, to be taken (or procured) by the Licensee (and/or by Authorised Electricity Operators) which are, in the Secretary of State's opinion, appropriate in order to give full and timely effect to:



         (a) the modifications made to this licence and to the licences of Authorised Electricity Operators by the Secretary of State pursuant to the power vested in him under section 15A of the Act;

         (b) any conditions imposed by any exemption from the requirement to hold any such licence; and

         (c)      the matters envisaged by such modifications and conditions.



4.       The programme implementation scheme may include provisions, inter alia,



         (a) to secure or facilitate the amendment of any of the Core Industry Documents;

Seeboard plc                                   Public Electricity Supply Licence

         (b) to secure that any systems, persons or other resources employed in the implementation of the Pooling and Settlement Agreement may be employed in the implementation of the BSC;

         (c) for the giving of the indemnities against liabilities to which parties to the Pooling and Settlement Agreement may be exposed;

         (d) for securing the co-ordinated and effective commencement of implementation of and operations under the BSC, including the testing, trialling and start-up of the systems, processes and procedures employed in such implementation and employed by Authorised Electricity Operators and others in connection with such operations;

         (e) for co-ordinating the administration and implementation of the BSC and the Pooling and Settlement Agreement;

         (f) for the Licensee to refer to the Director for determination, whether of its own motion or as provided in the programme implementation scheme, disputes, as to matters covered by the scheme, between persons who are required (by conditions of their licences or exemptions) or who have agreed to comply with the scheme or any part of it; and

         (g) for the Director, in the circumstances set out in the scheme, to require that consideration be given to the making of a proposal to modify the BSC and, if so, to require the making of such proposal in the manner set out in the scheme, such power to be exercisable at any time within the period of 12 months after the Effective Time (as defined in Condition 15C).



5.       (a)      The Secretary of State may at any time direct, in accordance with the provisions of the programme implementation scheme, that the programme implementation scheme be modified in the manner set out in the direction, in order to give (or continue to give) full and

Seeboard plc                                   Public Electricity Supply Licence
                  timely effect to the matters described in paragraph 3.

         (b) The Secretary of State shall serve a copy of any such direction on the Licensee, and thereupon the Licensee shall comply with the scheme as modified by the direction.


6. If there is any conflict between the requirements contained in the programme implementation scheme pursuant to paragraph 4(a) and imposed on the Licensee by paragraphs 2 and 5 of this Condition, and those imposed on the Licensee by any other Condition, the provisions of this Condition shall prevail.


7. Without prejudice to paragraph 2, the Licensee shall use all reasonable endeavours to do such things as may be requisite and necessary in order to give full and timely effect to the modifications made to this Licence as determined by the Secretary of State pursuant to the power vested in him under section 15A of the Act (and to give full and timely effect to the matters envisaged by such modifications).


8.       In this Condition:

         "BSC" means the balancing and settlement code required to be in place, pursuant to the Transmission Licence granted to the Transmission Company, as from time to time modified.

         "BSC Framework Agreement"        means the agreement of that title, in
                                          the form approved by the Secretary of
                                          State, by which the BSC is made
                                          contractually binding between the
                                          parties to that agreement, as from
                                          time to time amended, with the consent
                                          of

Seeboard plc                                   Public Electricity Supply Licence
                                          the Secretary of State.

         "Core Industry Documents"        mean those documents which

                                          a. in the Secretary of State's opinion
                                             are central industry documents
                                             associated with the activities of
                                             the Licensee and Authorised
                                             Electricity Operators, the subject
                                             matter of which relates to or is
                                             connected with the BSC or the
                                             balancing and settlement
                                             arrangements, and

                                          b. have been so designated by the
                                             Secretary of State.

9. This Condition or parts of it shall not come into effect until the date specified in a direction to that effect made pursuant to paragraph 1 of Condition 1A.

Seeboard plc                                   Public Electricity Supply Licence

CONDITION 15B: CHANGE CO-ORDINATION FOR NETA
--------------------------------------------



1. The Licensee shall take all reasonable measures to secure and implement (consistently with the procedures applicable under or in relation to those documents as modified or replaced from time to time), and shall not take any steps to prevent or unduly delay, changes to the Core Industry Documents to which it is party (or in relation to which it holds rights in respect of amendment), such changes being changes which are appropriate in order to give full and timely effect to and/or in consequence of any modification which has been made to the BSC.



2. In paragraph 1, Core Industry Documents has the meaning given in paragraph 8 of Condition 15A.



3. This Condition or parts of it shall not come into effect until the date specified in a direction to that effect made pursuant to paragraph 1 of Condition 1A.

Seeboard plc                                   Public Electricity Supply Licence

CONDITION 15C: POOLING AND SETTLEMENT AGREEMENT RUN-OFF
-------------------------------------------------------



1. The Licensee shall continue to be a party to and a pool member under, and shall comply with, the Pooling and Settlement Agreement for the purposes of Run-off, until the provisions of the BSC relating to Run-Off become effective.



2. This Condition shall apply to the extent that the Licensee was party to and a pool member under the Pooling and Settlement Agreement immediately prior to the Effective Time.



3.       In this Condition:


"Effective Time"                          means the start of the first period
                                          for trading under the BSC as
                                          determined by the Secretary of State.

"Run-off"                                 means the determination and settlement
                                          (including by way of reconciliation)
                                          of amounts due arising under or in
                                          connection with the Pooling and
                                          Settlement Agreement in relation to
                                          settlement periods up to and including
                                          the settlement period immediately
                                          prior to the Effective Time (including
                                          the resolution of disputes in respect
                                          thereof).

Seeboard plc                                   Public Electricity Supply Licence

4. This Condition or parts of it shall not come into effect until the date specified in a direction to that effect made pursuant to paragraph 1 of Condition 1A.

Seeboard plc                                   Public Electricity Supply Licence

             MODIFICATIONS TO THE PUBLIC ELECTRICITY SUPPLY LICENCE
                    ISSUED TO YORKSHIRE ELECTRICITY GROUP PLC

                                    SCHEDULE
                                    --------



The following modifications shall apply on and after 1 September 2000.

1.       In the definition of "Permitted Purpose" in Condition 1, sub-paragraph
         (b) shall be deleted; the words "(other than the Generation Business)" shall be inserted after the words "any business conducted or activity carried on" in sub-paragraph (c); and the word "and" shall be substituted for the word "to" in the first line of sub-paragraph (d).

2. In Condition 6, paragraph 1 shall be deleted and replaced by the following new paragraph 1:

         "The Licensee shall procure that, with effect from 1 September 2000, the Generation Business is held as a Separate Business by an affiliate of the Licensee in which the Licensee has no shareholding interest of any kind, whether direct or indirect".

3. New Condition 12C (the terms of which are set out at Annex A hereto) shall be inserted immediately after existing Condition 12B.

                                                                         ANNEX A
                                                                         -------

CONDITION 12C. REQUIREMENT TO FACILITATE COMPETITION IN THE GENERATION AND
--------------------------------------------------------------------------
SUPPLY OF ELECTRICITY
----------------------


1. The Licensee shall, in pursuance of its authorised activities, conduct its Distribution Business so as to facilitate:


         (a)      competition in the generation of electricity; and


         (b) competition in the supply of electricity within the authorised area.

                                                                   [SEAL]

To:                                                           DEPARTMENT OF
                                                              TRADE AND INDUSTRY

                                                              1 Victoria Street
                                                              London SW1H 0ET

                                                              Enquiries
                                                              020-7215 5000
Direct line 020-7215 2779
        Fax 020-7630 9570
    Our ref
   Your ref
       Date 7 August 2000

         MODIFICATIONS TO PUBLIC ELECTRICITY SUPPLY LICENCE

         Whereas :

(a)      In this document, the Act means the Electricity Act 1989 as amended;

(b) holds a licence ("the Licence") under section 6 of the Act subject to the Conditions contained in the Licence;

(c) the Secretary of State considers that it is necessary or expedient to modify these Conditions for the purpose set out in section 15A of the Act; and

(d) the Secretary of State has consulted on the modifications which he proposes as required of section 15A of the Act;

         Now in exercise of the power conferred upon him by section 15A of the Act the Secretary of State hereby modifies the Conditions contained in the Licence in the manner specified in the attached schedule and the Conditions shall be modified on the 7th August 2000 .

         Yours sincerely


         DAVID HALLDEARN
         For and on behalf of
         the Secretary of State for Trade and Industry

ANNEX A

Condition 18: Code of practice on the payment of bills and guidance for dealing with customers in difficulty

Condition 18A: Code of practice on the use of prepayment meters

Condition 19: Record of and report on performance

Condition 19A: Provision of services for persons who are blind or deaf

Condition 20: Provision of services for persons who are of pensionable age or disabled or chronically sick

Condition 22: Efficient use of electricity

Condition 23A: Preparation, review of and compliance with customer service codes

         CONDITION 18: CODE OF PRACTICE ON PAYMENT OF BILLS AND GUIDANCE FOR
         -------------------------------------------------------------------
         DEALING WITH CUSTOMERS IN DIFFICULTY
         -------------------------------------

1. The Licensee shall, no later than 1 September 2000, prepare and submit to the Director for his approval a code of practice concerning the payment of electricity bills by its Domestic Customers, including appropriate guidance for the assistance of such customers who, through misfortune or inability to cope with electricity supplied on credit terms, may have difficulty in paying such bills.

2. The code of practice shall include procedures by which the Licensee can distinguish, so far as reasonably practicable, customers in difficulty (the "relevant customers") from others in default and can:

         (a) provide general information as to how relevant customers might reduce their bills in the future by the more efficient use of electricity;

         (b) where such a facility is available, accept in payment for electricity supplied sums which are deducted at source from social security benefits payable to relevant customers;

         (c) detect failures by relevant customers to comply with arrangements entered into for paying by instalments charges for electricity supplied;

         (d) make such arrangements as to take into account the customers' ability to comply with them;

         (e) ascertain, with the assistance of any information provided by other persons or organisations, the ability of customers to comply with such arrangements; and

         (f) provide for customers who have failed to comply with such arrangements, or procure for them the provision of, a prepayment meter (where safe and practicable to do so).

3. In formulating the procedures referred to at paragraph 2 the Licensee shall have particular regard:

         (a) to the purpose of avoiding in so far as is practicable, the disconnection of premises occupied by relevant customers otherwise than following compliance by the Licensee with such procedures; and

         (b) to the interests of relevant customers who are of pensionable age or disabled or chronically sick and to the purpose of avoiding, in so far as is practicable, the disconnection of premises occupied by such customers during the winter months of each year, and the procedures shall be designed for the achievement of such purposes.

4.       This Condition is subject to the provisions of Condition 23A.

         CONDITION 18A: CODE OF PRACTICE ON THE USE OF PREPAYMENT METERS
         ---------------------------------------------------------------

1. The Licensee shall, no later than 1 September 2000, prepare and submit to the Director for his approval a code of practice concerning the use of prepayment meters by its Domestic Customers, including appropriate guidance for the assistance of its prepayment meter customers who wish to take a supply of electricity on other terms.

2. The code of practice shall set out the Licensee's policy on the installation of prepayment meters and shall include procedures by which the Licensee will where appropriate:

         (a) provide general information for customers on the operation, usefulness, advantages and disadvantages of prepayment meters, including details of:

                  (i) token outlets and card or key charging facilities within the areas supplied with electricity by the Licensee;

                  (ii) the actions available to customers on the malfunction of a prepayment meter or a prepayment card or key; and

                  (iii) any standards of performance (and associated payments) applying to the Licensee in relation to premises supplied by it through prepayment meters;

         (b) arrange for the calibration of any prepayment meter provided in accordance with sub-paragraph 2(f) of Condition 18 so as to take into account, having due regard to all information available to the Licensee (including any information provided by other persons or organisations), the relevant customer's ability to pay any charges due from him under the arrangements contemplated by that Condition in addition to the other charges lawfully being recovered through the prepayment meter;

         (c)      arrange for the re-calibration of prepayment meters:

                  (i) in the case of an individual customer, at the conclusion of any such arrangements applying to that customer; and

                  (ii) generally, following changes in the price at which the Licensee supplies electricity to prepayment meter customers; and

         (d) remove prepayment meters, setting out the timescale and the conditions under which such removal might be expected to take place.

3.       This Condition is subject to the provisions of Condition 23A.

         CONDITION 19: RECORD OF AND REPORT ON PERFORMANCE
         -------------------------------------------------

1. The Licensee shall keep a record of its general operation of the arrangements mentioned in Conditions 18, 18A, 19A, 20, 20A, 21, 22 and 23 and if the Director so directs in writing, of its operation of any particular cases specified, or of a description specified, by him.

2. The Licensee shall keep a statistical record of its performance in relation to the provision of electricity supply to its Domestic Customers under the terms of contracts or in accordance with tariffs fixed under Section 18 of the Act.

3. The Licensee shall, from time to time as required by the Director, provide to the Director and to the Relevant Consumers' Committee such of the information contained in the records prepared in accordance with paragraphs 1 and 2 as the Director may request in writing.

4. As soon as is reasonably practicable after the end of each calendar year, the Licensee shall submit to the Director and the Relevant Consumers' Committee a report dealing with the matters mentioned in paragraphs 1 and 2 in relation to that year and shall:

         (a) publish the report so submitted in such manner as will in the reasonable opinion of the Licensee secure adequate publicity for it; and

         (b)      send a copy of it free of charge to any person requesting one,

         except that, in performing its obligations under sub-paragraphs (a) and
         (b), the Licensee shall exclude from the report such information as appears to it to be necessary or expedient to ensure that, save where they consent, individual Domestic Customers referred to therein cannot readily be identified.

5. The report shall be presented, so far as is reasonably practicable, in a standard form designated by the Director for the purposes of this Condition.

         CONDITION 19A: PROVISION OF SERVICES FOR PERSONS WHO ARE BLIND OR DEAF
         ----------------------------------------------------------------------

1. The Licensee shall, no later than 1 September 2000, prepare and submit to the Director for his approval a code of practice detailing the special services the Licensee will make available for its Domestic Customers who are disabled by virtue of being blind or partially sighted, or deaf or hearing impaired.

2. The code of practice shall include arrangements by which the Licensee will, on request, in each case free of charge:

         (a) make available to its blind and partially sighted customers, by telephone or other appropriate means, information concerning the details of any bill relating to the supply of electricity to them and a facility for enquiring or complaining in respect of any such bill or any service provided by the Licensee; and

         (b) make available to its deaf and hearing impaired customers, being in possession of appropriate equipment, facilities to assist them in enquiring or complaining about any bill relating to the supply of electricity to them or any service provided by the Licensee.

3.       This Condition is subject to the provisions of Condition 23A.

         CONDITION 20: PROVISION OF SERVICES FOR PERSONS WHO ARE OF PENSIONABLE
         ----------------------------------------------------------------------
         AGE OR DISABLED OR CHRONICALLY SICK
         -----------------------------------

1. The Licensee shall, no later than 1 September 2000, prepare and submit to the Director for his approval a code of practice detailing the special services the Licensee will make available for Domestic Customers who are of pensionable age or disabled or chronically sick. The code of practice shall include arrangements by which the Licensee will on request of such customers, where reasonably practicable and appropriate, and in each case free of charge:

         (a) provide special controls and adaptors for electrical appliances and meters (including prepayment meters) and reposition meters;

         (b) provide special means of identifying persons acting on behalf of the Licensee;

         (c)      give advice on the use of electricity;

         (d) send bills in respect of the supply of electricity to a customer to any person who is willing to be sent such bills and is nominated by that customer (without prejudice, however, to the right of the Licensee to send such bills both to the customer and to the nominated person where that appears appropriate to the Licensee); and

         (e) provide, where neither the customer nor anyone living with him is able to read the electricity meter, for the meter to be read once in each quarter and for the customer to be informed of the readings so obtained.

2. The code of practice shall further include arrangements whereby the Licensee will:

         (a) establish a list (the "Priority Service Register") of customers who, by virtue of being of pensionable age or disabled or chronically sick, require:

                  (i) information and advice in respect of the matters set out at paragraph 1; or

                  (ii) advance notice of planned interruptions to the supply of electricity;

         (b) notify its customers at least once each year of the existence of the Priority Service Register and of how they may be included on it; and

         (c) maintain the Priority Service Register, comprising the relevant details of each customer who requests (or, in the case of a customer supplied by a private electricity supplier, whose supplier requests) his inclusion on it and:

                  (i) give to those of its own customers so registered, in respect of the matters set out at paragraph 1; and

                  (ii) give to all customers so registered, in respect of interruptions to the supply of electricity,

                  such information and advice as may be appropriate and is of such nature as shall be set out in the code of practice.

3.       This Condition is subject to the provisions of Condition 23A.

         CONDITION 22: EFFICIENT USE OF ELECTRICITY
         ------------------------------------------

1. The Licensee shall, no later than 1 September 2000, prepare and submit to the Director for his approval a code of practice setting out the ways in which the Licensee will make available to customers such guidance on the efficient use of electricity, in each case given or prepared by a suitably qualified person, as will, in the opinion of the Licensee enable customers to make informed judgments on measures to improve the efficiency with which they use the electricity supplied to them.

2.       The code of practice shall include, but shall not be limited to:

         (a) the preparation and making available free of charge to any customer who requests it of a statement, in a form approved by the Director, setting out information and advice for the guidance of customers in the efficient use of electricity supplied to them;

         (b) the making of arrangements for maintaining sources from which customers may obtain further information about the efficient use of electricity supplied to them, including the maintenance of a telephone information service; and

         (c) the preparation and making available free of charge to any customer who requests it of a statement or statements of sources (to the extent that the Licensee is aware of the same) outside the Licensee's organisation from which customers may obtain additional information or assistance about measures to improve the efficiency with which they use the electricity supplied to them, such statement or statements to include basic information which is publicly available on financial assistance towards the costs of such measures available from central or local Government or through bodies in receipt of financial support from Government in connection with measures to promote the efficiency of energy use.

3. Where the Director (who may have regard to the need for economy, efficiency and effectiveness before giving directions under this paragraph) gives directions to do so, the Licensee shall:

         (a)      review and prepare a revision of the code of practice;

         (b) take steps to bring to the attention of customers information on the efficient use of electricity supplied to them; and

         (c) send to each customer a copy of any information in relation to the efficient use of electricity published by the Director pursuant to Section 48 of the Act in such manner and at such times as will comply with those directions.

4.       This Condition is subject to the provisions of Condition 23A.

         CONDITION 23A: PREPARATION, REVIEW OF AND COMPLIANCE WITH CUSTOMER
         ------------------------------------------------------------------
         SERVICE CODES
         -------------

1. This Condition applies to any code of practice required to be prepared by the Licensee pursuant to Conditions 18, 18A, 19A, 20, 20A, 22 and 23 of this Licence.

2. In first preparing such a code the Licensee shall, prior to submitting that code to the Director, consult the Relevant Consumers' Committee and shall have regard to any representations made by the committee about such code or the manner in which it is likely to be operated.

3. Where before the expiry of 30 days of the Licensee first submitting such code to the Director for his approval the Director notifies the Licensee that the Director considers the code is not sufficient for the purposes of meeting the requirements of this Licence, the Licensee shall forthwith make such changes as the Director may require.

4. The Licensee shall, whenever requested to do so by the Director, review such code and the manner in which it has been operated, with a view to determining whether any modification should be made to it or to the manner of its operation.

5. In carrying out any such review the Licensee shall consult the Relevant Consumers' Committee and shall have regard to any representations made by it about such code or the manner in which it is likely to be or (as the case may be) has been operated.

6. The Licensee shall submit any revision of such code which, after consulting the Relevant Consumers' Committee in accordance with paragraph 5, it wishes to make, to the Director for his approval and following his approval in writing shall then revise the code.

7.       The Licensee shall:

         (a) as soon as practicable following the preparation of any code or any revision made to it send to the Director and the Relevant Consumers' Committee a copy of such code or such revision (in each case in the form approved by the Director);

         (b) at least once in each year, draw the attention of those of its customers to whom such code applies to the existence of the code and of each substantive revision of it and to the means by which they may inspect a copy of such code in its latest form; and

         (c) give or send free of charge a copy of such code (as from time to time revised) to any person who requests it.

8. No changes may be made to any code otherwise than in accordance with the foregoing procedures.

9. The Licensee shall ensure, so far as reasonably practicable, that it complies with such arrangements or procedures (as the case may be) as are contained in or described by any code to which this Condition applies and approved by the Director or any revision to such code approved by the Director.

ANNEX B



Condition 35: Contractual terms

Condition 37: Security deposits

         CONDITION 35: CONTRACTUAL TERMS
         -------------------------------

1. Where the Licensee offers to supply electricity to Domestic Premises under Designated Supply Contracts, it shall have available forms of Designated Supply Contract which provide for the payment of charges for electricity supplied to Domestic Premises:

         (a)      by prepayment through a prepayment meter;

         (b)      by different methods, including:

                  (i) by cash, at such places and to such persons as are reasonable in all the circumstances; and

                  (ii)     by cheque, and

         (c)      at a reasonable range of different intervals, including:

                  (i) paying twice-monthly or fortnightly or more regularly, such sums as agreed;

                  (ii)     paying monthly a predetermined sum; and

                  (iii)    paying quarterly in arrears.

2. Before entering into any contract to supply electricity to Domestic Premises (other than through a prepayment meter) the Licensee shall inform the customer of and offer to enter into Designated Supply Contracts which comply with sub-paragraphs 1(b) and (c).

3. The Licensee shall process all requests for a supply of electricity to Designated Premises without undue preference or undue discrimination.

4. The Licensee shall send copies of each of the forms of Designated Supply Contract (as revised from time to time) under which it supplies or offers to supply electricity:

         (a)      on receipt of a request, to any person; and

         (b) not later than the date on which it first offers to supply electricity under each such form of Designated Supply Contract (or revision thereof), to the Director.

5. The Licensee shall prepare, in respect of each form of Designated Supply Contract:

         (a) a document which sets out an accurate summary of the Principal Terms of that form of Designated Supply Contract; and

         (b) particulars of inducements offered to any person entering into such a contract which might reasonably be expected materially to influence the decision whether or not to enter into it.

6. The Licensee shall publish the documents and particulars referred to at paragraph 5 in a manner that will in the opinion of the Licensee secure adequate publicity for them, and shall send copies of them to the Director no later than the date on which they are published.

         CONDITION 37: SECURITY DEPOSITS
         -------------------------------

1. The Licensee shall not, in respect of the supply of electricity under any Designated Supply Contract, require a deposit:

         (a) where the customer is prepared to be supplied through a prepayment meter and it is reasonably practicable in all the circumstances (including in particular the risk of loss or damage) for the Licensee to provide such a meter; or

         (b) where it is otherwise unreasonable in all the circumstances to do so.

2. Any deposit required of a Designated Customer may be 1 1/2 times the value of the average quarterly consumption of electricity reasonably expected at the relevant premises, or more if that is reasonable in all the circumstances.

3. Where the Licensee requires a deposit from a Designated Customer it shall at the same time inform that customer of the effect of paragraphs 5 and 7.

4. Where the Licensee holds any deposit for more than a month, it shall pay the customer simple interest on the deposit at the rate which is from time to time equivalent to the base rate of Barclays Bank Plc or, if there is no such base rate, not less than such base rate as the Director may designate for the purposes thereof.

5. Subject to paragraph 6, any deposit given by a Designated Customer shall be repaid (with interest) by the Licensee:

         (a) within 14 days where, in the previous 12 months, the customer has paid all charges for electricity supplied within 28 days of each written demand made; or

         (b) as soon as reasonably practicable, and in any event within 1 month, where the Licensee has ceased to supply the customer and the customer has paid all charges for electricity supplied.

6. Sub-paragraph 5(a) shall not apply where it is reasonable in all the circumstances for the Licensee to retain the deposit.

7. Any dispute arising under this Condition between the Licensee and a Designated Customer may be referred by either party to the Director. The Director shall determine any such dispute, following such practice and procedure as he considers appropriate.

                                  THE SCHEDULE


               MODIFICATIONS TO PUBLIC ELECTRICITY SUPPLY LICENCE

1. At the end of Conditions 1, 4, 10 and 15, the following additional paragraph is inserted:

         "This Condition or parts of it shall cease to have effect on the date specified in a direction to that effect made pursuant to paragraph 4 of Condition 1A".

2. The following Conditions, the provisions of which are set out in the Annexure, are inserted:

         Condition 1A    (Power to Bring Conditions into Effect)

         Condition 4C    (Prohibition of cross-subsidies and of discrimination
                         in selling electricity)

         Condition 15A   (Balancing and Settlement Code and NETA Implementation)

         Condition 15B   (Change Co-ordination for NETA)

         Condition 15C   (Pooling and Settlement Agreement Run-off).

3.       In Condition 1 the following new definition is inserted:

         "the Director"                  means, until both section 1(1) and
                                         section 3(1) of the Utilities Act 2000
                                         are brought into force, the Director
                                         General of Electricity Supply, but
                                         thereafter the Authority established by
                                         section 1(1) of the Utilities Act 2000.

Seeboard plc                                   Public Electricity Supply Licence